Exhibit 99.1

Blackstone Reports Second Quarter 2024 Results

New York, July 18, 2024: Blackstone (NYSE:BX) today reported its second quarter 2024 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “We reported another quarter of strong results, underpinned by nearly $40 billion of inflows and $34 billion of deployment — reflecting the highest level of investment activity in two years. We are planting the seeds of future value creation. Blackstone is also in the early days of penetrating markets of enormous potential as a key solutions provider to clients and partners globally —

particularly through large-scale investments in critical digital and energy infrastructure supporting the artificial intelligence revolution.”

Blackstone issued a full detailed presentation of its second quarter 2024 results, which can be viewed at

www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.82 per share to record holders of common stock at the close of business on July 29, 2024. This dividend will be paid on August 5, 2024.

Quarterly Investor Call Details

Blackstone will host its second quarter 2024 investor conference via public webcast on July 18, 2024 at

9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1678009&tp_key=de52be7dc0. For those unable to listen to the live

Blackstone 345 Park Avenue, New York, NY 10154 T 212 583 5000 www.blackstone.com broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to deliver compelling returns for institutional and individual investors by strengthening the companies in which we invest. Our more than $1 trillion in assets under management include global investment strategies focused on real estate, private equity, infrastructure, life sciences, growth equity, credit, real assets, secondaries and hedge funds. Further information is available at

www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on

Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-

looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Second

Quarter 2024 Earnings

July 18, 2024

BLACKSTONE’S SECOND QUARTER 2024 GAAP RESULTS

▪	GAAP Net Income was $948 million for the quarter and $2.5 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $444 million for the quarter and $1.3 billion YTD.

($ in thousands, except per share data) (unaudited)	2Q’23	2Q’24	2Q’23 YTD	2Q’24 YTD	2Q’23 LTM	2Q’24 LTM

Revenues

Management and Advisory Fees, Net	$1,709,370	$1,787,313	$3,367,685	$3,514,461	$6,633,877	$6,818,036

Incentive Fees	153,077	188,299	295,953	367,640	616,993	766,858

Performance Allocations	616,479	653,870	504,161	1,752,330	405,208	1,780,342

Principal Investments	218,924	42,269	(164,435)	582,489	(1,001,693)	447,593

Interest and Dividend Revenue	148,505	104,999	238,990	202,838	394,042	480,345

Other	(31,664)	19,631	(45,818)	64,451	(89,718)	17,340

Total Revenues	$2,814,691	$2,796,381	$4,196,536	$6,484,209	$6,958,709	$10,310,514

Expenses

Compensation and Benefits	1,060,595	1,206,202	1,823,706	2,514,506	3,088,003	4,003,770

General, Administrative and Other	275,034	311,928	548,428	681,878	1,111,137	1,250,755

Interest Expense	108,096	108,616	212,537	216,819	393,373	436,150

Fund Expenses	31,585	5,960	79,984	9,910	104,032	48,913

Total Expenses	$1,475,310	$1,632,706	$2,664,655	$3,423,113	$4,696,545	$5,739,588

Other Income (Loss)	$87,595	$44,934	$153,451	$27,167	$123,294	$(210,281)

Income Before Provision for Taxes	$1,426,976	$1,208,609	$1,685,332	$3,088,263	$2,385,458	$4,360,645

Provision for Taxes	223,269	260,246	270,944	543,917	224,029	786,434

Net Income	$1,203,707	$948,363	$1,414,388	$2,544,346	$2,161,429	$3,574,211

Redeemable NCI in Consolidated Entities	17,688	258	10,988	(39,411)	(162,829)	(295,917)

Non-Redeemable NCI in Consolidated Entities	584,745	503,691	716,314	1,291,957	1,077,022	1,874,534

Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$601,274	$444,414	$687,086	$1,291,800	$1,247,236	$1,995,594

Net Income Per Share of Common Stock, Basic	$0.79	$0.58	$0.91	$1.69	$1.67	$2.62

Net Income Per Share of Common Stock, Diluted	$0.79	$0.58	$0.91	$1.69	$1.67	$2.62

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and

Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.

Blackstone | 1

BLACKSTONE’S SECOND QUARTER 2024 HIGHLIGHTS

Financial Measures

▪   Fee Related Earnings (“FRE”) of $1.1 billion ($0.91/share) in the quarter

–  FRE was $4.4 billion over the last twelve months (“LTM”) ($3.64/share)

▪   Distributable Earnings (“DE”) of $1.3 billion ($0.96/share) in the quarter

–  DE was $5.1 billion over the LTM ($3.99/share)

▪   Net Accrued Performance Revenues of $6.2 billion ($5.08/share)

Capital Metrics

▪   Total Assets Under Management (“AUM”) of $1,076.4 billion

–  Fee-Earning AUM of $808.7 billion

–  Perpetual Capital AUM of $418.6 billion

▪   Inflows of $39.4 billion in the quarter and $151.5 billion over the LTM

▪   Deployment of $33.7 billion in the quarter and $101.8 billion over the LTM

▪   Realizations of $23.5 billion in the quarter and $69.1 billion over the LTM

Capital Returned to Shareholders

▪   Dividend of $0.82 per common share payable on August 5, 2024

–  Dividends of $3.39 per common share over the LTM

▪   Repurchased 2.0 million common shares in the quarter and 4.4 million common shares over the LTM

–  Increased share repurchase authorization to $2.0 billion

▪   $1.3 billion to be distributed to shareholders with respect to the second quarter and $4.9 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S SECOND QUARTER 2024 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	2Q’23	2Q’24	vs. 2Q’23	2Q’23 YTD	2Q’24 YTD	vs. 2Q’23 YTD

Management and Advisory Fees, Net	$1,703,186	$1,779,938	5%	$3,355,573	$3,487,509	4%

Fee Related Performance Revenues	266,738	177,067	(34)%	414,982	472,568	14%

Fee Related Compensation	(568,808)	(552,913)	(3)%	(1,077,779)	(1,106,990)	3%

Other Operating Expenses	(257,366)	(293,122)	14%	(509,014)	(582,100)	14%

Fee Related Earnings	$1,143,750	$1,110,970	(3)%	$2,183,762	$2,270,987	4%

Realized Performance Revenues	388,423	542,889	40%	1,029,949	1,079,282	5%

Realized Performance Compensation	(178,370)	(251,057)	41%	(474,394)	(504,081)	6%

Realized Principal Investment Income (Loss)	(7,461)	16,572	n/m	36,230	26,510	(27)%

Net Realizations	202,592	308,404	52%	591,785	601,711	2%

Total Segment Distributable Earnings	$1,346,342	$1,419,374	5%	$2,775,547	$2,872,698	4%

Distributable Earnings	$1,212,072	$1,252,221	3%	$2,461,164	$2,518,599	2%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.79	$0.58	(27)%	$0.91	$1.69	86%

FRE per Share	$0.94	$0.91	(3)%	$1.80	$1.86	3%

DE per Common Share	$0.93	$0.96	3%	$1.90	$1.94	2%

Total Segment Revenues	$2,350,886	$2,516,466	7%	$4,836,734	$5,065,869	5%

Total Assets Under Management	$1,001,355,959	$1,076,371,811	7%	$1,001,355,959	$1,076,371,811	7%

Fee-Earning Assets Under Management	$731,145,065	$808,656,801	11%	$731,145,065	$808,656,801	11%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per

Common Share amounts represent the sum of the last two quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segment Measures. Effective April 1,

2024, GP Stakes is included in the Private Equity segment as part of the Secondaries business and Harvest is included in the Multi-Asset Investing segment. See note on page 34 for additional details on segment organizational updates.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $6.2 billion ($5.08/share).

Investment Performance

(appreciation / gross returns)

	2Q’24	2Q’24 LTM

Real Estate

Opportunistic	0.3%	(5.3)%

Core+	0.1%	(3.1)%

Private Equity

Corporate Private Equity	2.0%	11.3%

Tactical Opportunities	1.7%	6.3%

Secondaries	2.0%	3.1%

Infrastructure	6.3%	21.6%

Credit & Insurance

Private Credit	4.2%	18.1%

Liquid Credit	1.9%	11.4%

Multi-Asset Investing

Absolute Return Composite	2.1%	11.9%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Private Credit net returns were 3.2% and 13.3% for 2Q’24 and 2Q’24 LTM, respectively. Liquid Credit net returns were 1.8% and 10.9% for 2Q’24 and 2Q’24 LTM, respectively. Absolute Return Composite net returns were 1.9% and 10.9% for 2Q’24 and 2Q’24 LTM, respectively.

See notes on page 34 for additional details on investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $39.4 billion in the quarter, bringing LTM inflows to $151.5 billion.

▪	Deployed $33.7 billion in the quarter and $101.8 billion over the LTM.

–	Committed an additional $19.1 billion that was not yet deployed in the quarter.

▪	Realizations were $23.5 billion in the quarter and $69.1 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	2Q’24	2Q’24 LTM	2Q’24	2Q’24 LTM	2Q’24	2Q’24 LTM

Real Estate	$5,923	$42,998	$9,814	$23,482	$5,454	$18,079

Opportunistic	663	8,103	6,670	10,701	556	2,235

Core+	2,683	10,895	854	3,620	2,468	10,353

Debt Strategies	2,577	23,999	2,290	9,161	2,430	5,492

Private Equity	12,102	30,239	11,314	28,582	7,823	23,734

Corporate Private Equity	5,576	12,062	6,394	11,545	4,461	13,285

Tactical Opportunities	1,384	4,576	912	3,949	737	3,436

Secondaries	2,283	8,029	2,788	8,325	2,520	6,556

Infrastructure	2,860	5,573	1,221	4,762	106	457

Credit & Insurance	18,648	69,153	11,778	46,154	9,518	25,031

Multi-Asset Investing	2,704	9,072	819	3,539	664	2,222

Total Blackstone	$39,377	$151,462	$33,725	$101,757	$23,460	$69,066

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,076.4 billion, up 7% year-over-year, with $39.4 billion of inflows in the quarter and $151.5 billion over the LTM.

▪	Fee-Earning AUM of $808.7 billion was up 11% year-over-year, with $53.0 billion of inflows in the quarter and $151.5 billion over the LTM.

▪	Perpetual Capital AUM reached $418.6 billion, up 9% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $361.9 billion, representing 45% of Fee-Earning AUM.

Multi-Asset Investing had zero and $200 million of Perpetual Capital AUM as of 2Q’23 and 2Q’24, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $531.3 billion at quarter end.

▪	Undrawn capital (“Total Dry Powder”) available for investment of $181.0 billion.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	2Q’24 Total Segment Distributable Earnings were $1.4 billion.

▪	LTM Total Segment Distributable Earnings were $5.7 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: Increased 1% to $336.1 billion with inflows of $5.9 billion in the quarter and $43.0 billion over the LTM.
–	Inflows in the quarter included $1.9 billion in BREDS Insurance SMAs, $903 million of capital raised in BREIT, $633 million in the seventh European opportunistic fund, and $347 million in the fifth real estate debt strategies fund.

▪	Capital Deployed: $9.8 billion in the quarter and $23.5 billion over the LTM.
–	Deployment in the quarter included the privatization of Apartment Income REIT Corp. by BREP and the privatization of Tricon Residential by BREP and BREIT.

▪	Realizations: $5.5 billion in the quarter and $18.1 billion over the LTM.

▪	Appreciation: Opportunistic funds appreciated 0.3% in the quarter and declined (5.3)% over the LTM; Core+ funds appreciated 0.1% in the quarter and declined (3.1)% over the LTM.

			% Change			% Change

($ in thousands)	2Q’23	2Q’24	vs. 2Q’23	2Q’23 YTD	2Q’24 YTD	vs. 2Q’23 YTD

Management Fees, Net	$728,736	$757,457	4%	$1,444,227	$1,477,896	2%

Fee Related Performance Revenues	131,299	606	(100)%	152,047	130,564	(14)%

Fee Related Compensation	(199,006)	(184,404)	(7)%	(336,616)	(358,973)	7%

Other Operating Expenses	(71,949)	(92,378)	28%	(146,130)	(182,140)	25%

Fee Related Earnings	$589,080	$481,281	(18)%	$1,113,528	$1,067,347	(4)%

Realized Performance Revenues	119,721	53,472	(55)%	130,817	103,439	(21)%

Realized Performance Compensation	(69,593)	(25,295)	(64)%	(72,758)	(47,158)	(35)%

Realized Principal Investment Income (Loss)	(70)	7,053	n/m	2,154	9,246	329%

Net Realizations	50,058	35,230	(30)%	60,213	65,527	9%

Segment Distributable Earnings	$639,138	$516,511	(19)%	$1,173,741	$1,132,874	(3)%

Segment Revenues	$979,686	$818,588	(16)%	$1,729,245	$1,721,145	(0)%

Total AUM	$333,241,514	$336,100,271	1%	$333,241,514	$336,100,271	1%

Fee-Earning AUM	$287,556,241	$299,066,252	4%	$287,556,241	$299,066,252	4%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 8% to $330.6 billion with inflows of $12.1 billion in the quarter and $30.2 billion over the LTM.
–	Inflows in the quarter included $2.9 billion in Infrastructure and $833 million for the ninth flagship private equity fund.
–	$1.6 billion of capital raised in BXPE, including amounts allocated to other segments.

▪	Capital Deployed: $11.3 billion in the quarter, including Adevinta, Civica, and Tropical Smoothie Cafe, and $28.6 billion over the LTM.
–	Committed an additional $9.2 billion in the quarter, including Hipgnosis, Copeland, and CoreWeave.

▪	Realizations: $7.8 billion in the quarter, including from Refinitiv, Mphasis, and Geo-Young, and $23.7 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 2.0% in the quarter and 11.3% over the LTM.
–	Tactical Opportunities appreciated 1.7% in the quarter and 6.3% over the LTM; Secondaries appreciated 2.0% in the quarter and 3.1% over the LTM; Infrastructure appreciated 6.3% in the quarter and 21.6% over the LTM.

			% Change			% Change

($ in thousands)	2Q’23	2Q’24	vs. 2Q’23	2Q’23 YTD	2Q’24 YTD	vs. 2Q’23 YTD

Management and Advisory Fees, Net	$515,689	$514,851	(0)%	$1,005,461	$1,016,058	1%

Fee Related Performance Revenues	—	8,703	n/m	—	8,703	n/m

Fee Related Compensation	(162,379)	(158,068)	(3)%	(330,105)	(320,627)	(3)%

Other Operating Expenses	(77,423)	(87,436)	13%	(157,174)	(177,471)	13%

Fee Related Earnings	$275,887	$278,050	1%	$518,182	$526,663	2%

Realized Performance Revenues	220,886	381,797	73%	721,893	831,671	15%

Realized Performance Compensation	(90,162)	(179,761)	99%	(323,759)	(400,242)	24%

Realized Principal Investment Income	11,708	5,725	(51)%	45,876	28,154	(39)%

Net Realizations	142,432	207,761	46%	444,010	459,583	4%

Segment Distributable Earnings	$418,319	$485,811	16%	$962,192	$986,246	2%

Segment Revenues	$748,283	$911,076	22%	$1,773,230	$1,884,586	6%

Total AUM	$305,277,730	$330,589,586	8%	$305,277,730	$330,589,586	8%

Fee-Earning AUM	$173,736,641	$200,486,740	15%	$173,736,641	$200,486,740	15%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. Secondaries appreciation excludes GP Stakes.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 14% to $330.1 billion with inflows of $18.6 billion in the quarter and $69.2 billion over the LTM.
–	Inflows in the quarter included $8.3 billion for the global direct lending strategy, inclusive of $3.4 billion of equity raised for BCRED, and $2.5 billion for the infrastructure and asset based credit strategies.
–	Closed 4 new CLOs (2 U.S. and 2 European) for $2.3 billion and closed 3 U.S. CLO refinancings and resets for $1.5 billion.

▪	Capital Deployed: $11.8 billion in the quarter and $46.2 billion over the LTM driven by U.S. direct lending as well as infrastructure and asset based credit strategies.
–	Committed an additional $8.9 billion that was not yet deployed in the quarter.

▪	Realizations: $9.5 billion in the quarter and $25.0 billion over the LTM.

▪	Returns: Private Credit gross return of 4.2% (3.2% net) and Liquid Credit gross return of 1.9% (1.8% net) in the quarter.
–	Private Credit gross return of 18.1% (13.3% net) and Liquid Credit gross return of 11.4% (10.9% net) over the LTM.

			% Change			% Change

($ in thousands)	2Q’23	2Q’24	vs. 2Q’23	2Q’23 YTD	2Q’24 YTD	vs. 2Q’23 YTD

Management Fees, Net	$340,005	$390,200	15%	$664,605	$760,015	14%

Fee Related Performance Revenues	135,439	167,758	24%	262,935	333,301	27%

Fee Related Compensation	(165,147)	(172,551)	4%	(326,234)	(351,072)	8%

Other Operating Expenses	(80,443)	(88,348)	10%	(154,008)	(172,924)	12%

Fee Related Earnings	$229,854	$297,059	29%	$447,298	$569,320	27%

Realized Performance Revenues	42,344	91,247	115%	167,525	106,367	(37)%

Realized Performance Compensation	(17,572)	(37,738)	115%	(74,063)	(43,059)	(42)%

Realized Principal Investment Income (Loss)	(19,394)	3,511	n/m	(13,428)	7,072	n/m

Net Realizations	5,378	57,020	n/m	80,034	70,380	(12)%

Segment Distributable Earnings	$235,232	$354,079	51%	$527,332	$639,700	21%

Segment Revenues	$498,394	$652,716	31%	$1,081,637	$1,206,755	12%

Total AUM	$288,410,617	$330,117,204	14%	$288,410,617	$330,117,204	14%

Fee-Earning AUM	$202,794,690	$237,285,546	17%	$202,794,690	$237,285,546	17%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 7% to $79.6 billion with inflows of $2.7 billion in the quarter and $9.1 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 2.1% in the quarter (1.9% net), outperforming the HFRX Global Hedge Fund Index, which was 0.4%.

–	Absolute Return benefited from performance across strategies, including equities, credit, and quantitative during the quarter.

–	Gross returns of 11.9% over the LTM (10.9% net), with significantly less volatility than the broader markets, compared to 5.4% return for the HFRX Global Hedge Fund Index.

			% Change			% Change

($ in thousands)	2Q’23	2Q’24	vs. 2Q’23	2Q’23 YTD	2Q’24 YTD	vs. 2Q’23 YTD

Management Fees, Net	$118,756	$117,430	(1)%	$241,280	$233,540	(3)%

Fee Related Compensation	(42,276)	(37,890)	(10)%	(84,824)	(76,318)	(10)%

Other Operating Expenses	(27,551)	(24,960)	(9)%	(51,702)	(49,565)	(4)%

Fee Related Earnings	$48,929	$54,580	12%	$104,754	$107,657	3%

Realized Performance Revenues	5,472	16,373	199%	9,714	37,805	289%

Realized Performance Compensation	(1,043)	(8,263)	692%	(3,814)	(13,622)	257%

Realized Principal Investment Income (Loss)	295	283	(4)%	1,628	(17,962)	n/m

Net Realizations	4,724	8,393	78%	7,528	6,221	(17)%

Segment Distributable Earnings	$53,653	$62,973	17%	$112,282	$113,878	1%

Segment Revenues	$124,523	$134,086	8%	$252,622	$253,383	0%

Total AUM	$74,426,098	$79,564,750	7%	$74,426,098	$79,564,750	7%

Fee-Earning AUM	$67,057,493	$71,818,263	7%	$67,057,493	$71,818,263	7%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23 YTD	2Q’24 YTD

Base Management Fees	$1,620,609	$1,619,743	$1,605,948	$1,644,730	$1,651,566	$3,240,156	$3,296,296

Transaction, Advisory and Other Fees, Net	92,735	44,611	52,836	66,938	132,536	138,445	199,474

Management Fee Offsets	(10,158)	(10,514)	(4,953)	(4,097)	(4,164)	(23,028)	(8,261)

Total Management and Advisory Fees, Net	1,703,186	1,653,840	1,653,831	1,707,571	1,779,938	3,355,573	3,487,509

Fee Related Performance Revenues	266,738	274,551	168,994	295,501	177,067	414,982	472,568

Fee Related Compensation	(568,808)	(539,923)	(470,408)	(554,077)	(552,913)	(1,077,779)	(1,106,990)

Other Operating Expenses	(257,366)	(264,445)	(310,874)	(288,978)	(293,122)	(509,014)	(582,100)

Fee Related Earnings	$1,143,750	$1,124,023	$1,041,543	$1,160,017	$1,110,970	$2,183,762	$2,270,987

Realized Performance Revenues	388,423	337,940	693,213	536,393	542,889	1,029,949	1,079,282

Realized Performance Compensation	(178,370)	(133,995)	(287,628)	(253,024)	(251,057)	(474,394)	(504,081)

Realized Principal Investment Income (Loss)	(7,461)	55,500	19,202	9,938	16,572	36,230	26,510

Total Net Realizations	$202,592	$259,445	$424,787	$293,307	$308,404	$591,785	$601,711

Total Segment Distributable Earnings	$1,346,342	$1,383,468	$1,466,330	$1,453,324	$1,419,374	$2,775,547	$2,872,698

Distributable Earnings	$1,212,072	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$2,461,164	$2,518,599

Additional Metrics:

Total Segment Revenues	$2,350,886	$2,321,831	$2,535,240	$2,549,403	$2,516,466	$4,836,734	$5,065,869

Total Assets Under Management	$1,001,355,959	$1,007,353,458	$1,040,192,447	$1,061,262,748	$1,076,371,811	$1,001,355,959	$1,076,371,811

Fee-Earning Assets Under Management	$731,145,065	$734,541,603	$762,607,902	$781,397,555	$808,656,801	$731,145,065	$808,656,801

Blackstone | 15

ASSETS UNDER MANAGEMENT – ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2024					Twelve Months Ended June 30, 2024

	Real	Private	Credit &	Multi-Asset	Total	Real	Private	Credit &	Multi-Asset	Total
	Estate	Equity	Insurance	Investing		Estate	Equity	Insurance	Investing
Beginning Balance	$339,332	$320,810	$322,526	$78,595	$1,061,263	$333,242	$305,278	$288,411	$74,426	$1,001,356
Inflows	5,923	12,102	18,648	2,704	39,377	42,998	30,239	69,153	9,072	151,462
Outflows	(3,637)	(889)	(4,725)	(2,607)	(11,858)	(14,586)	(4,623)	(15,208)	(10,532)	(44,948)
Net Flows	2,286	11,213	13,923	97	27,519	28,412	25,616	53,945	(1,459)	106,514
Realizations	(5,454)	(7,823)	(9,518)	(664)	(23,460)	(18,079)	(23,734)	(25,031)	(2,222)	(69,066)
Market Activity	(63)	6,390	3,187	1,537	11,051	(7,474)	23,430	12,792	8,820	37,568
Ending Balance	$336,100	$330,590	$330,117	$79,565	$1,076,372	$336,100	$330,590	$330,117	$79,565	$1,076,372
% Change	(1)%	3%	2%	1%	1%	1%	8%	14%	7%	7%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2024					Twelve Months Ended June 30, 2024

	Real	Private	Credit &	Multi-Asset	Total	Real	Private	Credit &	Multi-Asset	Total
	Estate	Equity	Insurance	Investing		Estate	Equity	Insurance	Investing
Beginning Balance	$301,584	$179,354	$229,351	$71,109	$781,398	$287,556	$173,737	$202,795	$67,057	$731,145
Inflows	6,744	26,998	16,889	2,412	53,043	53,344	34,606	55,309	8,225	151,484
Outflows	(3,636)	(4,112)	(2,432)	(2,500)	(12,680)	(17,414)	(4,801)	(9,322)	(9,674)	(41,211)
Net Flows	3,108	22,886	14,457	(88)	40,363	35,930	29,805	45,987	(1,449)	110,273
Realizations	(5,501)	(2,620)	(7,725)	(630)	(16,475)	(19,918)	(8,382)	(18,323)	(2,075)	(48,699)
Market Activity	(124)	867	1,203	1,426	3,371	(4,502)	5,327	6,827	8,285	15,938
Ending Balance	$299,066	$200,487	$237,286	$71,818	$808,657	$299,066	$200,487	$237,286	$71,818	$808,657
% Change	(1)%	12%	3%	1%	3%	4%	15%	17%	7%	11%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).
Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes
realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.	Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At June 30, 2024, Blackstone had $8.7 billion in total cash, cash equivalents, corporate treasury, and other investments and $17.7 billion of cash and net investments, or $14.44 per share.

▪	Blackstone has a $4.3 billion credit revolver and maintains A+/A+ ratings.

($ in millions)	2Q’24

Cash and Cash Equivalents	$2,381

Corporate Treasury and Other Investments	6,367

GP/Fund Investments	2,706

Net Accrued Performance Revenues	6,214

Cash and Net Investments	$17,668

Outstanding Debt (at par)	10,683

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

December 2028 maturity

$8.7B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments  was $5.4 billion as of June 30, 2024, which was comprised of $4.9 billion of liquid investments and $491 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet measures.

Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)	2Q’23	1Q’24	2Q’24	2Q’24
				Per Share
Real Estate
BREP IV	$6	$4	$4	$0.00
BREP V	4	4	4	0.00
BREP VI	17	2	2	0.00
BREP VII	60	-	-	-
BREP VIII	707	585	575	0.47
BREP IX	987	730	708	0.58
BREP Europe IV	36	3	-	-
BREP Europe V	19	-	-	-
BREP Europe VI	90	113	107	0.09
BREP Europe VII	-	-	9	0.01
BREP Asia I	89	89	97	0.08
BPP	512	73	73	0.06
BREDS	12	30	16	0.01
BTAS	17	-	-	-
Real Estate	$2,556	$1,632	$1,595	$1.30
Private Equity
BCP IV	6	-	-	-
BCP V	41	14	16	0.01
BCP VI	411	335	305	0.25
BCP VII	900	845	813	0.66
BCP VIII	297	398	374	0.31
BCP Asia I	94	140	127	0.10
BCP Asia II	-	40	63	0.05
BEP I	29	29	25	0.02
BEP II	73	138	152	0.12
BEP III	202	227	240	0.20
BCEP	205	230	243	0.20
Tactical Opportunities	236	158	159	0.13
Secondaries	752	804	813	0.66
Infrastructure	189	389	478	0.39
Life Sciences	24	85	125	0.10
BTAS/BXPE/Other	181	201	217	0.18
Private Equity	$3,639	$4,034	$4,150	$3.39

Credit & Insurance	$247	$355	$391	$0.32

Multi-Asset Investing	$27	$63	$78	$0.06

Net Accrued Performance Revenues	$6,469	$6,084	$6,214	$5.08

 2Q’24 QoQ Rollforward

 ($ in millions)

		Net	Net
		Performance	Realized
	1Q’24	Revenues	Distributions	2Q’24

Real Estate	$1,632	$(15)	$(22)	$1,595

Private Equity	4,034	322	(207)	4,150
Credit & Insurance	355	188	(152)	391
Multi-Asset Investing	63	23	(8)	78

Total	$6,084	$519	$(389)	$6,214

QoQ Change				2%

 2Q’24 LTM Rollforward

 ($ in millions)

		Net	Net
		Performance	Realized
	2Q’23	Revenues	Distributions	2Q’24

Real Estate	$2,556	$(571)	$(390)	$1,595

Private Equity	3,639	1,309	(799)	4,150
Credit & Insurance	247	666	(522)	391
Multi-Asset Investing	27	176	(125)	78

Total	$6,469	$1,580	$(1,835)	$6,214

YoY Change				(4)%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 18

INVESTMENT RECORDS AS OF JUNE 30, 2024(a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP	$140,714	$-	$-	n/a	$345,190	2.5x	$345,190	2.5x	33%	33%
BREP I (Sep 1994 / Oct 1996)	380,708	-	-	n/a	1,327,708	2.8x	1,327,708	2.8x	40%	40%
BREP II (Oct 1996 / Mar 1999)	1,198,339	-	-	n/a	2,531,614	2.1x	2,531,614	2.1x	19%	19%
BREP III (Apr 1999 / Apr 2003)	1,522,708	-	-	n/a	3,330,406	2.4x	3,330,406	2.4x	21%	21%
BREP IV (Apr 2003 / Dec 2005)	2,198,694	-	3,825	n/a	4,666,129	1.7x	4,669,954	1.7x	12%	12%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	6,226	n/a	13,463,448	2.3x	13,469,674	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	7,392	n/a	27,758,817	2.5x	27,766,209	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,505,655	1,017,292	2,078,698	0.6x	28,429,380	2.3x	30,508,078	1.9x	20%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,607,865	2,009,039	12,355,770	1.5x	22,291,311	2.3x	34,647,081	1.9x	24%	14%
BREP IX (Jun 2019 / Aug 2022)	21,346,428	3,385,159	24,730,496	1.4x	8,688,793	2.2x	33,419,289	1.5x	58%	14%
*BREP X (Aug 2022 / Feb 2028)	30,639,330	22,661,720	8,511,549	1.1x	-	n/a	8,511,549	1.1x	n/a	n/m
Total Global BREP	$104,139,981	$29,073,210	$47,693,956	1.3x	$112,832,796	2.3x	$160,526,752	1.9x	17%	15%
BREP Int’l (Jan 2001 / Sep 2005)	€824,172	€-	€-	n/a	€1,373,170	2.1x	€1,373,170	2.1x	23%	23%
BREP Int’l II (Sep 2005 / Jun 2008) (e)	1,629,748	-	-	n/a	2,583,032	1.8x	2,583,032	1.8x	8%	8%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	396,691	156,196	0.3x	5,856,192	2.4x	6,012,388	2.0x	18%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,577	1,104,861	1,073,412	0.8x	10,133,370	1.9x	11,206,782	1.7x	18%	12%
BREP Europe V (Dec 2016 / Oct 2019)	7,992,703	904,320	4,630,379	0.8x	6,758,899	3.8x	11,389,278	1.6x	41%	8%
BREP Europe VI (Oct 2019 / Sep 2023)	9,923,250	3,326,999	8,095,867	1.2x	3,439,595	2.6x	11,535,462	1.4x	72%	13%
*BREP Europe VII (Sep 2023 / Mar 2029)	7,681,989	6,508,115	1,332,487	1.1x	-	n/a	1,332,487	1.1x	n/a	n/m
Total BREP Europe	€37,933,859	€12,240,986	€15,288,341	1.0x	€30,144,258	2.3x	€45,432,599	1.6x	17%	11%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$898,228	$1,672,278	1.7x	$7,032,407	1.9x	$8,704,685	1.9x	16%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,354,811	1,310,706	6,641,542	1.2x	1,801,330	1.9x	8,442,872	1.3x	30%	5%
*BREP Asia III (Mar 2022 / Sep 2027)	8,210,352	6,834,894	1,294,586	1.0x	-	n/a	1,294,586	1.0x	n/a	(17)%
Total BREP Asia	$19,827,238	$9,043,828	$9,608,406	1.2x	$8,833,737	1.9x	$18,442,143	1.5x	17%	8%
BREP Co-Investment (f)	7,396,015	100,106	959,827	2.0x	15,227,390	2.2x	16,187,217	2.2x	16%	16%
Total BREP	$175,761,986	$51,455,343	$75,415,550	1.2x	$173,745,405	2.3x	$249,160,955	1.8x	17%	14%
*BREDS High-Yield (Various) (g)	25,008,694	8,738,933	5,522,621	1.0x	20,244,034	1.4x	25,766,655	1.3x	10%	9%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)	$859,081	$-	$-	n/a	$1,741,738	2.6x	$1,741,738	2.6x	19%	19%
BCP II (Oct 1993 / Aug 1997)	1,361,100	-	-	n/a	3,268,627	2.5x	3,268,627	2.5x	32%	32%
BCP III (Aug 1997 / Nov 2002)	3,967,422	-	-	n/a	9,228,707	2.3x	9,228,707	2.3x	14%	14%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	200	n/a	2,995,106	1.4x	2,995,306	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	382	n/a	21,720,334	2.9x	21,720,716	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	1,035,259	66,016	n/a	38,806,330	1.9x	38,872,346	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,243	1,341,026	4,196,056	2.0x	28,611,427	2.2x	32,807,483	2.2x	14%	12%
BCP VII (May 2016 / Feb 2020)	18,858,738	1,695,536	17,800,433	1.6x	18,003,374	2.5x	35,803,807	2.0x	25%	13%
BCP VIII (Feb 2020 / Apr 2024)	25,919,222	8,631,985	23,282,787	1.3x	2,295,428	2.4x	25,578,215	1.4x	n/m	10%
*BCP IX (Apr 2024 / Apr 2029)	20,063,265	20,063,265	-	n/a	-	n/a	-	n/a	n/a	n/a
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	496,646	1.5x	4,189,846	2.0x	4,686,492	2.0x	14%	11%
Energy II (Feb 2015 / Feb 2020)	4,918,278	864,914	3,974,634	1.8x	4,290,605	1.8x	8,265,239	1.8x	11%	8%
Energy III (Feb 2020 / Jun 2024)	4,373,418	1,563,746	5,220,402	1.9x	1,348,610	2.4x	6,569,012	2.0x	55%	30%
*Energy Transition IV (Jun 2024 / Jun 2029)	3,623,326	3,593,259	-	n/a	-	n/a	-	n/a	n/a	n/a
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	2,708,957	1.9x	2,611,544	3.5x	5,320,501	2.4x	51%	26%
*BCP Asia II (Sep 2021 / Sep 2027)	6,778,892	4,712,552	2,550,881	1.7x	91,510	2.2x	2,642,391	1.7x	n/m	26%
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,284	1,171,242	7,339,096	1.9x	2,836,291	5.1x	10,175,387	2.3x	58%	17%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,450,958	5,871,750	3,697,866	1.5x	126,586	n/a	3,824,452	1.6x	n/a	15%
Total Corporate Private Equity	$153,927,489	$51,356,935	$71,334,356	1.6x	$142,166,063	2.2x	$213,500,419	2.0x	16%	15%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF JUNE 30, 2024(a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Tactical Opportunities

*Tactical Opportunities (Various)	$30,825,007	$13,863,428	$13,966,075	1.2x	$23,918,093	1.8x	$37,884,168	1.5x	16%	10%

*Tactical Opportunities Co-Investment and Other (Various)	11,515,985	2,399,371	4,013,024	1.3x	10,513,622	1.8x	14,526,646	1.6x	21%	16%
Total Tactical Opportunities	$42,340,992	$16,262,799	$17,979,099	1.2x	$34,431,715	1.8x	$52,410,814	1.6x	17%	12%

Growth

*BXG I (Jul 2020 / Jul 2025)	5,027,239	1,258,902	3,539,488	1.0x	513,533	2.6x	4,053,021	1.1x	n/m	(2)%

BXG II (TBD)	4,190,970	4,190,970	-	n/a	-	n/a	—	n/a	n/a	n/a

Total Growth	$9,218,209	$5,449,872	$3,539,488	1.0x	$513,533	2.6x	$4,053,021	1.1x	n/m	(2)%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	139,208	7,855	n/a	16,782,783	n/a	16,790,638	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	609,297	688,507	n/a	4,372,764	n/a	5,061,271	1.7x	n/a	15%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,695,032	3,825,070	n/a	6,868,023	n/a	10,693,093	1.9x	n/a	16%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	470,410	1,303,340	n/a	1,142,630	n/a	2,445,970	1.7x	n/a	16%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,980,391	7,879,843	n/a	6,658,138	n/a	14,537,981	1.8x	n/a	26%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,380,591	2,630,643	2,167,287	n/a	2,382,277	n/a	4,549,564	1.5x	n/a	13%

*Strategic Partners Infrastructure III (Jun 2020 / Jul 2024) (i)	3,250,100	536,477	2,199,124	n/a	274,616	n/a	2,473,740	1.4x	n/a	24%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,542,126	9,141,715	7,920,318	n/a	782,344	n/a	8,702,662	1.4x	n/a	21%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	776,665	850,642	n/a	3,947	n/a	854,589	1.0x	n/a	(3)%

Total Strategic Partners (Secondaries)	$67,669,704	$19,979,838	$26,841,986	n/a	$39,267,522	n/a	$66,109,508	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	66,094	691,265	2.0x	559,294	1.4x	1,250,559	1.7x	6%	10%

*BXLS V (Jan 2020 / Jan 2025)	5,005,924	2,846,428	3,230,911	1.8x	386,905	1.1x	3,617,816	1.7x	n/m	15%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	114,707	0.2x	6,660,546	1.6x	6,775,253	1.4x	n/a	10%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,121,775	1,951,404	1.2x	8,406,785	1.5x	10,358,189	1.4x	n/a	11%

*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	5,016,771	1,624,659	4,245,889	1.1x	1,051,679	1.9x	5,297,568	1.2x	n/a	14%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	138,149	0.2x	5,469,163	1.2x	5,607,312	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,103,825	2,543,762	1.0x	4,094,164	1.4x	6,637,926	1.3x	n/a	10%

Energy I (Nov 2015 / Nov 2018)	2,856,867	1,154,826	280,195	0.8x	3,284,780	1.6x	3,564,975	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,497,763	1,449,978	1.1x	2,246,376	1.5x	3,696,354	1.3x	n/a	16%

*Green Energy III (May 2023 / May 2028)	6,477,000	4,802,346	1,706,793	1.0x	42,108	n/a	1,748,901	1.0x	n/a	n/m

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€143,679	€219,575	0.4x	€2,978,763	1.3x	€3,198,338	1.2x	n/a	2%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	€4,088,344	€937,955	€4,210,101	1.0x	€2,486,964	2.3x	€6,697,065	1.2x	n/a	10%

Total Credit Drawdown Funds (k)	$53,366,033	$14,102,240	$17,178,381	1.0x	$48,097,318	1.5x	$65,275,699	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF JUNE 30, 2024(a) – (CONT’D)

 Selected Perpetual Capital Strategies(l)

($ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (m)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (n)	Core+ Real Estate	$63,975,258	6%

BREIT - Blackstone Real Estate Income Trust (2017) (o)	Core+ Real Estate	56,656,343	10%

BREIT - Class I (p)	Core+ Real Estate		10%

BXMT - Blackstone Mortgage Trust (2013) (q)	Real Estate Debt	5,659,353	5%

Private Equity

BSCH - Blackstone Strategic Capital Holdings (2014) (r)	Secondaries - GP Stakes	9,880,187	12%

BIP - Blackstone Infrastructure Partners (2019) (s)	Infrastructure	38,182,874	16%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (t)	Private Equity	4,428,646	n/m

Credit

BXSL - Blackstone Secured Lending Fund (2018) (u)	U.S. Direct Lending	12,031,034	11%

BCRED - Blackstone Private Credit Fund (2021) (v)	U.S. Direct Lending	67,895,865	10%

BCRED - Class I (w)	U.S. Direct Lending		10%

 Investment Records as of June 30, 2024 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2024 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a
7% Realized Net IRR and a 7% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)	European Senior Debt II Levered has a net return of 16%, European Senior Debt II Unlevered has a net return of 8%.

(k)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(l)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.

Blackstone | 21

INVESTMENT RECORDS AS OF JUNE 30, 2024(a) – (CONT’D)

(m)

Unless otherwise indicated, Total Net Return represents the annualized inception to June 30, 2024 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(n)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 funds, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of June 30, 2024, these vehicles represented
$2.2 billion of Total AUM.

(o)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(p)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(r)

BSCH represents the aggregate Total AUM and Total Net Return of BSCH I and BSCH II funds that invest as part of the Secondaries—GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. Including co-investment vehicles that do not pay fees, BSCH Total AUM is $10.9 billion.

(s)	Including co-investment vehicles, BIP Total AUM is $48.6 billion.

(t)	BXPE Total AUM reflects net asset value as of May 31, 2024 plus net subscriptions as of June 1, 2024. For purposes of segment AUM reporting, BXPE AUM is reported by the business managing the assets.

(u)

The BXSL Total AUM and Total Net Return are presented as of March 31, 2024. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share
(assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(v)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of June 30, 2024 was $34.1 billion.

(w)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $0.96 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $1.94 per common share.

▪	Blackstone declared a quarterly dividend of $0.82 per common share to record holders as of July 29, 2024; payable on August 5, 2024.

						% Change			% Change

($ in thousands, except per share data)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	vs. 2Q’23	2Q’23 YTD	2Q’24 YTD	vs. 2Q’23 YTD

Distributable Earnings	$1,212,072	$1,211,611	$1,388,180	$1,266,378	$1,252,221	3%	$2,461,164	$2,518,599	2%

Add: Other Payables Attributable to Common Shareholders	129,187	119,783	57,810	130,920	124,280	(4)%	260,487	255,200	(2)%

DE Before Certain Payables	1,341,259	1,331,394	1,445,990	1,397,298	1,376,501	3%	2,721,651	2,773,799	2%

Percent to Common Shareholders	62%	62%	62%	62%	63%		62%	63%

DE Before Certain Payables Attributable to Common Shareholders	833,992	828,716	900,980	871,887	864,033	4%	1,686,158	1,735,920	3%

Less: Other Payables Attributable to Common Shareholders	(129,187)	(119,783)	(57,810)	(130,920)	(124,280)	(4)%	(260,487)	(255,200)	(2)%

DE Attributable to Common Shareholders	704,805	708,933	843,170	740,967	739,753	5%	1,425,671	1,480,720	4%

DE per Common Share	$0.93	$0.94	$1.11	$0.98	$0.96	3%	$1.90	$1.94	2%

Less: Retained Capital per Common Share	$(0.14)	$(0.14)	$(0.17)	$(0.15)	$(0.14)	-	$(0.29)	$(0.29)	-

Actual Dividend per Common Share	$0.79	$0.80	$0.94	$0.83	$0.82	4%	$1.61	$1.65	2%

Record Date					Jul 29, 2024

Payable Date					Aug 5, 2024

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,224 million shares.

–	Repurchased 2.0 million common shares in the quarter and 4.4 million common shares over the LTM.

–	Increased share repurchase authorization to $2.0 billion.

	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24

Participating Common Shares	758,148,528	757,781,111	758,039,099	759,176,426	768,224,405

Participating Partnership Units	461,135,682	459,651,045	458,544,363	457,490,143	455,642,926

Distributable Earnings Shares Outstanding	1,219,284,210	1,217,432,156	1,216,583,462	1,216,666,569	1,223,867,331

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and

Disclosures

Blackstone | 25

BLACKSTONE’S SECOND QUARTER 2024 GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	2Q’23	2Q’24	2Q’23 YTD	2Q’24 YTD	2Q’23 LTM	2Q’24 LTM

Revenues

Management and Advisory Fees, Net	$1,709,370	$1,787,313	$3,367,685	$3,514,461	$6,633,877	$6,818,036

Incentive Fees	153,077	188,299	295,953	367,640	616,993	766,858

Investment Income (Loss)

Performance Allocations

Realized	502,084	531,641	1,148,978	1,184,158	2,310,463	2,259,021

Unrealized	114,395	122,229	(644,817)	568,172	(1,905,255)	(478,679)

Principal Investments

Realized	54,835	74,045	162,893	152,642	462,955	293,572

Unrealized	164,089	(31,776)	(327,328)	429,847	(1,464,648)	154,021

Total Investment Income (Loss)	835,403	696,139	339,726	2,334,819	(596,485)	2,227,935

Interest and Dividend Revenue	148,505	104,999	238,990	202,838	394,042	480,345

Other	(31,664)	19,631	(45,818)	64,451	(89,718)	17,340

Total Revenues	$2,814,691	$2,796,381	$4,196,536	$6,484,209	$6,958,709	$10,310,514

Expenses

Compensation and Benefits

Compensation	737,017	766,647	1,453,302	1,561,450	2,680,565	2,893,595

Incentive Fee Compensation	64,227	77,139	127,508	150,846	249,124	304,405

Performance Allocations Compensation

Realized	205,196	260,736	501,990	519,630	973,737	918,499

Unrealized	54,155	101,680	(259,094)	282,580	(815,423)	(112,729)

Total Compensation and Benefits	1,060,595	1,206,202	1,823,706	2,514,506	3,088,003	4,003,770

General, Administrative and Other	275,034	311,928	548,428	681,878	1,111,137	1,250,755

Interest Expense	108,096	108,616	212,537	216,819	393,373	436,150

Fund Expenses	31,585	5,960	79,984	9,910	104,032	48,913

Total Expenses	$1,475,310	$1,632,706	$2,664,655	$3,423,113	$4,696,545	$5,739,588

Other Income (Loss)

Change in Tax Receivable Agreement Liability	7,095	-	1,887	-	23,422	(29,083)

Net Gains (Losses) from Fund Investment Activities	80,500	44,934	151,564	27,167	99,872	(181,198)

Total Other Income (Loss)	$87,595	$44,934	$153,451	$27,167	$123,294	$(210,281)

Income Before Provision for Taxes	$1,426,976	$1,208,609	$1,685,332	$3,088,263	$2,385,458	$4,360,645

Provision for Taxes	223,269	260,246	270,944	543,917	224,029	786,434

Net Income	$1,203,707	$948,363	$1,414,388	$2,544,346	$2,161,429	$3,574,211

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	17,688	258	10,988	(39,411)	(162,829)	(295,917)

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	89,436	100,583	164,305	203,410	272,403	263,260

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	495,309	403,108	552,009	1,088,547	804,619	1,611,274

Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$601,274	$444,414	$687,086	$1,291,800	$1,247,236	$1,995,594

Net Income Per Share of Common Stock, Basic	$0.79	$0.58	$0.91	$1.69	$1.67	$2.62

Net Income Per Share of Common Stock, Diluted	$0.79	$0.58	$0.91	$1.69	$1.67	$2.62

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

Net Income Attributable to Blackstone Inc.	$601,274	$551,994	$151,800	$847,386	$444,414	$687,086	$1,291,800	$1,247,236	$1,995,594

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	495,309	440,609	82,118	685,439	403,108	552,009	1,088,547	804,619	1,611,274

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	89,436	20,716	39,134	102,827	100,583	164,305	203,410	272,403	263,260

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	17,688	(92,577)	(163,929)	(39,669)	258	10,988	(39,411)	(162,829)	(295,917)

Net Income	$1,203,707	$920,742	$109,123	$1,595,983	$948,363	$1,414,388	$2,544,346	$2,161,429	$3,574,211

Provision for Taxes	223,269	196,560	45,957	283,671	260,246	270,944	543,917	224,029	786,434

Income Before Provision for Taxes	$1,426,976	$1,117,302	$155,080	$1,879,654	$1,208,609	$1,685,332	$3,088,263	$2,385,458	$4,360,645

Transaction-Related and Non-Recurring Items (a)	2,228	6,250	8,882	52,197	4,962	10,849	57,159	17,508	72,291

Amortization of Intangibles (b)	7,412	7,357	7,347	7,333	7,333	18,753	14,666	45,146	29,370

Impact of Consolidation (c)	(107,124)	71,861	124,795	(63,158)	(100,841)	(175,293)	(163,999)	(109,574)	32,657

Unrealized Performance Revenues (d)	(114,379)	63,209	983,642	(445,936)	(122,239)	644,937	(568,175)	1,907,297	478,676

Unrealized Performance Allocations Compensation (e)	54,155	11,866	(407,175)	180,900	101,680	(259,094)	282,580	(815,423)	(112,729)

Unrealized Principal Investment (Income) Loss (f)	(160,702)	(84,780)	359,663	(442,976)	38,125	318,418	(404,851)	1,377,417	(129,968)

Other Revenues (g)	31,718	(63,748)	110,933	(44,747)	(19,541)	45,898	(64,288)	90,667	(17,103)

Equity-Based Compensation (h)	249,755	255,616	185,969	317,779	295,396	517,889	613,175	902,790	1,054,760

Administrative Fee Adjustment (i)	2,413	2,425	2,422	2,477	2,465	4,860	4,942	9,765	9,789

Taxes and Related Payables (j)	(180,380)	(175,747)	(143,378)	(177,145)	(163,728)	(351,385)	(340,873)	(640,812)	(659,998)

Distributable Earnings	$1,212,072	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$2,461,164	$2,518,599	$5,170,239	$5,118,390

Taxes and Related Payables (j)	180,380	175,747	143,378	177,145	163,728	351,385	340,873	640,812	659,998

Net Interest and Dividend (Income) Loss (k)	(46,110)	(3,890)	(65,228)	9,801	3,425	(37,002)	13,226	(20,907)	(55,892)

Total Segment Distributable Earnings	$1,346,342	$1,383,468	$1,466,330	$1,453,324	$1,419,374	$2,775,547	$2,872,698	$5,790,144	$5,722,496

Realized Performance Revenues (l)	(388,423)	(337,940)	(693,213)	(536,393)	(542,889)	(1,029,949)	(1,079,282)	(1,971,703)	(2,110,435)

Realized Performance Compensation (m)	178,370	133,995	287,628	253,024	251,057	474,394	504,081	842,397	925,704

Realized Principal Investment (Income) Loss (n)	7,461	(55,500)	(19,202)	(9,938)	(16,572)	(36,230)	(26,510)	(231,882)	(101,212)

Fee Related Earnings	$1,143,750	$1,124,023	$1,041,543	$1,160,017	$1,110,970	$2,183,762	$2,270,987	$4,428,956	$4,436,553

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,212,072	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$2,461,164	$2,518,599	$5,170,239	$5,118,390

Interest Expense (o)	107,130	110,014	108,168	107,640	108,424	211,339	216,064	391,881	434,246

Taxes and Related Payables (j)	180,380	175,747	143,378	177,145	163,728	351,385	340,873	640,812	659,998

Depreciation and Amortization (p)	24,100	21,598	25,251	26,053	25,336	47,275	51,389	86,534	98,238

Adjusted EBITDA	$1,523,682	$1,518,970	$1,664,977	$1,577,216	$1,549,709	$3,071,163	$3,126,925	$6,289,466	$6,310,872

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of
Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

GAAP Unrealized Performance Allocations	$114,395	$(63,204)	$(983,647)	$445,943	$122,229	$(644,817)	$568,172	$(1,905,255)	$ (478,679)

Segment Adjustment	(16)	(5)	5	(7)	10	(120)	3	(2,042)	3

Unrealized Performance Revenues	$114,379	$(63,209)	$(983,642)	$445,936	$122,239	$(644,937)	$568,175	$(1,907,297)	$ (478,676)

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal
Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2)
the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

GAAP Unrealized Principal Investment Income (Loss)	$164,089	$69,340	$(345,166)	$461,623	$(31,776)	$(327,328)	$429,847	$(1,464,648)	$ 154,021

Segment Adjustment	(3,387)	15,440	(14,497)	(18,647)	(6,349)	8,910	(24,996)	87,231	(24,053)

Unrealized Principal Investment Income (Loss)	$160,702	$84,780	$(359,663)	$442,976	$(38,125)	$(318,418)	$404,851	$(1,377,417)	$ 129,968

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non- Recurring Items.

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

GAAP Other Revenue	$(31,664)	$63,769	$(110,880)	$44,820	$19,631	$(45,818)	$64,451	$(89,718)	$ 17,340

Segment Adjustment	(54)	(21)	(53)	(73)	(90)	(80)	(163)	(949)	(237)

Other Revenues	$(31,718)	$63,748	$(110,933)	$44,747	$19,541	$(45,898)	$64,288	$(90,667)	$ 17,103

(h)   This adjustment removes Equity-Based Compensation on a segment basis.

(i)  This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

Taxes	$156,956	$151,812	$121,155	$155,873	$141,656	$307,958	$297,529	$551,802	$570,496

Related Payables	23,424	23,935	22,223	21,272	22,072	43,427	43,344	89,010	89,502

Taxes and Related Payables	$180,380	$175,747	$143,378	$177,145	$163,728	$351,385	$340,873	$640,812	$659,998

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

GAAP Interest and Dividend Revenue	$148,505	$109,133	$168,374	$97,839	$104,999	$238,990	$202,838	$394,042	$480,345

Segment Adjustment	4,735	4,771	5,022	-	-	9,351	-	18,746	9,793

Interest and Dividend Revenue	$153,240	$113,904	$173,396	$97,839	$104,999	$248,341	$202,838	$412,788	$490,138

GAAP Interest Expense	$108,096	$110,599	$108,732	$108,203	$108,616	$212,537	$216,819	$393,373	$436,150

Segment Adjustment	(966)	(585)	(564)	(563)	(192)	(1,198)	(755)	(1,492)	(1,904)

Interest Expense	$107,130	$110,014	$108,168	$107,640	$108,424	$211,339	$216,064	$391,881	$434,246

Net Interest and Dividend Income (Loss)	$46,110	$3,890	$65,228	$(9,801)	$(3,425)	$37,002	$(13,226)	$20,907	$55,892

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.
(m)  This adjustment removes the total segment amount of Realized Performance Compensation.
(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.
(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.
(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24

GAAP Shares of Common Stock Outstanding	713,551,859	718,442,863	719,358,114	722,263,433	722,540,712

Unvested Participating Common Shares	44,596,669	39,338,248	38,680,985	36,912,993	45,683,693

Total Participating Common Shares	758,148,528	757,781,111	758,039,099	759,176,426	768,224,405

Participating Partnership Units	461,135,682	459,651,045	458,544,363	457,490,143	455,642,926

Distributable Earnings Shares Outstanding	1,219,284,210	1,217,432,156	1,216,583,462	1,216,666,569	1,223,867,331
Disclosure of Weighted-Average Shares Common Stock Outstanding
	QTD					YTD		LTM

	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	758,479,943	757,958,602	758,151,673	759,798,537	769,187,351	752,306,729	764,492,944	747,385,306	761,256,453

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	68,305	87,494	126,712	459,107	47,326	323,656	253,218	246,001	188,840

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	758,548,248	758,046,096	758,278,385	760,257,644	769,234,677	752,630,385	764,746,162	747,631,307	761,445,293

Blackstone | 29

BLACKSTONE’S SECOND QUARTER 2024 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24

Assets

Cash and Cash Equivalents	$3,280,204	$2,971,614	$2,955,866	$2,504,471	$2,381,436

Cash Held by Blackstone Funds and Other	215,444	138,181	316,197	167,711	219,393

Investments	27,048,621	27,339,857	26,146,622	25,922,290	26,426,289

Accounts Receivable	664,028	693,786	193,365	199,302	247,538

Due from Affiliates	4,294,437	4,398,333	4,466,521	4,695,224	4,868,069

Intangible Assets, Net	219,221	210,210	201,208	192,227	183,246

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	905,454	972,069	944,848	1,072,627	1,083,400

Right-of-Use Assets	888,190	864,691	841,307	805,454	995,524

Deferred Tax Assets	2,176,983	2,184,880	2,331,394	2,256,794	2,289,932

Total Assets	$41,582,784	$41,663,823	$40,287,530	$39,706,302	$40,585,029

Liabilities and Equity

Loans Payable	$12,299,855	$12,111,377	$11,304,059	$10,740,171	$10,688,193

Due to Affiliates	2,092,837	2,188,224	2,393,410	2,135,478	2,364,099

Accrued Compensation and Benefits	5,685,879	5,983,137	5,247,766	5,378,212	5,703,156

Operating Lease Liabilities	1,013,813	981,616	989,823	951,648	1,142,317

Accounts Payable, Accrued Expenses and Other Liabilities	1,399,921	1,588,748	2,277,258	2,023,359	2,012,969

Total Liabilities	22,492,305	22,853,102	22,212,316	21,228,868	21,910,734

Redeemable Non-Controlling Interests in Consolidated Entities	1,626,349	1,349,060	1,179,073	935,005	888,868

Equity

Common Stock, $0.00001 par value (722,540,712 shares issued and outstanding as of June 30, 2024)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2024)	—	—	—	—	—

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2024)	—	—	—	—	—

Additional Paid-in-Capital	6,076,367	6,057,065	6,175,190	6,190,142	6,260,619

Retained Earnings	1,160,278	1,114,009	660,734	796,201	607,564

Accumulated Other Comprehensive Loss	(17,205)	(38,258)	(19,133)	(31,282)	(34,617)

Non-Controlling Interests in Consolidated Entities	5,174,961	5,174,473	5,177,255	5,381,678	5,682,606

Non-Controlling Interests in Blackstone Holdings	5,069,722	5,154,365	4,902,088	5,205,683	5,269,248

Total Equity	17,464,130	17,461,661	16,896,141	17,542,429	17,785,427

Total Liabilities and Equity	$41,582,784	$41,663,823	$40,287,530	$39,706,302	$40,585,029

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24

Investments of Consolidated Blackstone Funds	$5,490,773	$5,224,104	$4,319,483	$3,458,911	$3,621,676

Equity Method Investments

Partnership Investments	5,585,603	5,588,222	5,924,275	6,100,640	6,107,429

Accrued Performance Allocations	11,496,244	11,606,901	10,775,355	11,163,116	11,132,801

Corporate Treasury Investments	707,079	763,515	803,870	197,976	176,330

Other Investments	3,768,922	4,157,115	4,323,639	5,001,647	5,388,053

Total GAAP Investments	27,048,621	27,339,857	26,146,622	25,922,290	26,426,289

Accrued Performance Allocations - GAAP	$11,496,244	$11,606,901	$10,775,355	$11,163,116	$11,132,801

Impact of Consolidation (a)	—	—	—	—	—

Due from Affiliates - GAAP (b)	197,998	196,510	313,838	249,968	235,767

Less: Net Realized Performance Revenues (c)	(283,131)	(367,944)	(552,249)	(448,811)	(146,832)

Less: Accrued Performance Compensation - GAAP (d)	(4,941,915)	(5,000,253)	(4,702,363)	(4,880,191)	(5,007,547)

Net Accrued Performance Revenues	$6,469,196	$6,435,214	$5,834,581	$6,084,082	$6,214,189

Corporate Treasury and Other Investments - GAAP	$4,476,001	$4,920,630	$5,127,509	$5,199,623	$5,564,383

Impact of Consolidation (a)	429,718	433,466	500,046	484,521	590,551

Other Assets (e)	135,637	126,676	127,167	228,702	218,728

Other Liabilities (f)	(53,226)	(9,262)	(299,368)	(6,651)	(6,874)

Corporate Treasury and Other Investments - Deconsolidated (g)	$4,988,130	$5,471,510	$5,455,354	$5,906,195	$6,366,788

Partnership Investments - GAAP	$5,585,603	$5,588,222	$5,924,275	$6,100,640	$6,107,429

Impact of Consolidation (h)	(3,224,559)	(3,251,310)	(3,223,580)	(3,308,117)	(3,401,589)

GP/Fund Investments - Deconsolidated	$2,361,044	$2,336,912	$2,700,695	$2,792,523	$2,705,840

Loans Payable - GAAP	$12,299,855	$12,111,377	$11,304,059	$10,740,171	$10,688,193

Impact of Consolidation (i)	(1,714,235)	(1,589,649)	(687,121)	(169,836)	(130,321)

Outstanding Debt - Carrying Value	10,585,620	10,521,728	10,616,938	10,570,335	10,557,872

Unamortized Discount	136,163	132,838	130,811	127,614	124,677

Outstanding Debt (at par) - Deconsolidated	$10,721,783	$10,654,566	$10,747,749	$10,697,949	$10,682,549

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $5.4 billion as of June 30, 2024, which was comprised of $4.9 billion of liquid investments and $491 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

Management and Advisory Fees, Net

GAAP	$1,709,370	$1,655,443	$1,648,132	$1,727,148	$1,787,313	$3,367,685	$3,514,461	$6,633,877	$6,818,036

Segment Adjustment (a)	(6,184)	(1,603)	5,699	(19,577)	(7,375)	(12,112)	(26,952)	(25,643)	(22,856)

Total Segment	$1,703,186	$1,653,840	$1,653,831	$1,707,571	$1,779,938	$3,355,573	$3,487,509	$6,608,234	$6,795,180

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	153,077	158,801	240,417	179,341	188,299	295,953	367,640	616,993	766,858

Investment Income - Realized Performance Allocations	502,084	453,690	621,173	652,517	531,641	1,148,978	1,184,158	2,310,463	2,259,021

GAAP	$655,161	$612,491	$861,590	$831,858	$719,940	$1,444,931	$1,551,798	$2,927,456	$3,025,879

Total Segment

Less: Realized Performance Revenues	(388,423)	(337,940)	(693,213)	(536,393)	(542,889)	(1,029,949)	(1,079,282)	(1,971,703)	(2,110,435)

Segment Adjustment (b)	-	-	617	36	16	-	52	4,068	669

Total Segment	$266,738	$274,551	$168,994	$295,501	$177,067	$414,982	$472,568	$959,821	$916,113

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	737,017	700,268	631,877	794,803	766,647	1,453,302	1,561,450	2,680,565	2,893,595

Incentive Fees Compensation	64,227	65,432	88,127	73,707	77,139	127,508	150,846	249,124	304,405

Realized Performance Allocations Compensation	205,196	168,620	230,249	258,894	260,736	501,990	519,630	973,737	918,499

GAAP	$1,006,440	$934,320	$950,253	$1,127,404	$1,104,522	$2,082,800	$2,231,926	$3,903,426	$4,116,499

Total Segment

Less: Realized Performance Compensation	(178,370)	(133,995)	(287,628)	(253,024)	(251,057)	(474,394)	(504,081)	(842,397)	(925,704)

Less: Equity-Based Compensation - Fee Related Compensation	(246,445)	(252,928)	(182,048)	(313,400)	(291,540)	(511,599)	(604,940)	(891,613)	(1,039,916)

Less: Equity-Based Compensation - Performance Compensation	(3,310)	(2,688)	(3,921)	(4,379)	(3,856)	(6,290)	(8,235)	(11,177)	(14,844)

Segment Adjustment (c)	(9,507)	(4,786)	(6,248)	(2,524)	(5,156)	(12,738)	(7,680)	(41,569)	(18,714)

Total Segment	$568,808	$539,923	$470,408	$554,077	$552,913	$1,077,779	$1,106,990	$2,116,670	$2,117,321

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$275,034	$279,186	$289,691	$369,950	$311,928	$548,428	$681,878	$1,111,137	$1,250,755

Segment Adjustment (d)	(17,668)	(14,741)	21,183	(80,972)	(18,806)	(39,414)	(99,778)	(88,708)	(93,336)

Total Segment	$257,366	$264,445	$310,874	$288,978	$293,122	$509,014	$582,100	$1,022,429	$1,157,419

Realized Performance Revenues

GAAP

Incentive Fees	153,077	158,801	240,417	179,341	188,299	295,953	367,640	616,993	766,858

Investment Income - Realized Performance Allocations	502,084	453,690	621,173	652,517	531,641	1,148,978	1,184,158	2,310,463	2,259,021

GAAP	$655,161	$612,491	$861,590	$831,858	$719,940	$1,444,931	$1,551,798	$2,927,456	$3,025,879

Total Segment

Less: Fee Related Performance Revenues	(266,738)	(274,551)	(168,994)	(295,501)	(177,067)	(414,982)	(472,568)	(959,821)	(916,113)

Segment Adjustment (b)	-	-	617	36	16	-	52	4,068	669

Total Segment	$388,423	$337,940	$693,213	$536,393	$542,889	$1,029,949	$1,079,282	$1,971,703	$2,110,435

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					YTD		LTM

($ in thousands)	2Q’23	3Q’23	4Q’23	1Q’24	2Q’24	2Q’23	2Q’24	2Q’23	2Q’24

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$64,227	$65,432	$88,127	$73,707	$77,139	$127,508	$150,846	$249,124	$304,405

Realized Performance Allocations Compensation	205,196	168,620	230,249	258,894	260,736	501,990	519,630	973,737	918,499

GAAP	$269,423	$234,052	$318,376	$332,601	$337,875	$629,498	$670,476	$1,222,861	$1,222,904

Total Segment

Less: Fee Related Performance Compensation (e)	(87,743)	(97,369)	(26,827)	(75,198)	(82,962)	(148,814)	(158,160)	(369,287)	(282,356)

Less: Equity-Based Compensation - Performance Compensation	(3,310)	(2,688)	(3,921)	(4,379)	(3,856)	(6,290)	(8,235)	(11,177)	(14,844)

Total Segment	$178,370	$133,995	$287,628	$253,024	$251,057	$474,394	$504,081	$842,397	$925,704

Realized Principal Investment Income (Loss)

GAAP	$54,835	$94,313	$46,617	$78,597	$74,045	$162,893	$152,642	$462,955	$293,572

Segment Adjustment (f)	(62,296)	(38,813)	(27,415)	(68,659)	(57,473)	(126,663)	(126,132)	(231,073)	(192,360)

Total Segment	$(7,461)	$55,500	$19,202	$9,938	$16,572	$36,230	$26,510	$231,882	$101,212

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	148,505	109,133	168,374	97,839	104,999	238,990	202,838	394,042	480,345

Interest Expense	(108,096)	(110,599)	(108,732)	(108,203)	(108,616)	(212,537)	(216,819)	(393,373)	(436,150)

GAAP	$40,409	$(1,466)	$59,642	$(10,364)	$(3,617)	$26,453	$(13,981)	$669	$44,195

Segment Adjustment (g)	5,701	5,356	5,586	563	192	10,549	755	20,238	11,697

Total Segment	$46,110	$3,890	$65,228	$(9,801)	$(3,425)	$37,002	$(13,226)	$20,907	$55,892

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (2) removal of certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

 Notes to page 3 - Blackstone’s Second Quarter 2024 Segment Earnings

▪	All prior periods have been recast to reflect the segment organizational updates. Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated.

 Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s quarterly adjusted beginning period market values for the period.

▪	Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Private Credit returns include mezzanine lending funds and middle market direct lending funds (including BXSL and BCRED), stressed/distressed strategies (including stressed/distressed funds and credit alpha strategies) and energy strategies. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

 Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $602 million, $1.1 billion, $833 million, and $124 million, respectively, as of June 30, 2024. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

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NOTES – (CONT’D)

 Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $108 million for 2Q’24 and $221 million for 2Q’24 YTD.

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DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before
Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest
Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on
Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-
based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of
Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to
(a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings
Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other
Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2024, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 2Q’24 QTD, 2Q’24 YTD, 2Q’23 QTD and 2Q’23 YTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for both the current year and prior year quarter and YTD periods. These changes to Performance
Compensation and Fee Related Compensation are not expected to impact Distributable Earnings for the full year.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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